ASSET AND SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference the 27th day of June, 2011.

BETWEEN:

SHAWN BARKER, a businessman with an address at PO Box 681, Trona, California 93562

(the “Purchaser”)

OF THE FIRST PART

AND:

GLOBAL GREEN SOLUTIONS INC., a company organized under the laws of the State of Nevada

(the “Parent”)

OF THE SECOND PART

AND:

GLOBAL GREENSTEAM LLC, a company organized under the laws of the State of California

(the “Subsidiary”)

OF THE THIRD PART

WHEREAS:

A.           The Parent and the Subsidiary (collectively, the “Vendor”) are the owners of certain assets as more particularly described in Schedule A to this Agreement (collectively, the “Assets”); and

B.           The Vendor has agreed to sell the Assets and to issue 1,000,000 shares of the Parent’s common stock (the “Shares”) to the Purchaser, and the Purchaser has agreed to purchase the Assets and the Shares from the Vendor, at and for the price and upon the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	Sale of Assets and Shares

1.1

On the basis of the terms and conditions set out herein, the Vendor hereby agrees to sell and transfer the Assets to the Purchaser on an “as is where is” basis and the Purchaser hereby agrees to purchase and accept the Assets from the Vendor effective on the Closing Date (as defined herein).

1.2

The purchase price for the Assets and the Shares is $400,000 (the “Purchase Price”) to be paid by way of certified cheque, bank draft, or wire transfer by the Purchaser to the Vendor on the Closing Date (as defined herein).

1.3	The Purchaser shall complete, execute and deliver to the Vendor on the Closing Date the Accredited Investor Questionnaire attached hereto as Schedule “C” to this Agreement (the “Questionnaire”).

1.4	Upon the later of five business days after the Closing Date and the date that the Vendor receives the completed and executed Questionnaire, the Vendor shall issue the Shares to the Purchaser.

1.5	The Purchaser agrees to be responsible for the timely payment of any sales tax that is applicable to this transaction.

1.6	The closing of the transaction contemplated by this Agreement shall take place at San Diego, California on June 27, 2011 or such other date as the parties hereto mutually agree (the “Closing Date”).

1.7

On the Closing Date, the Vendor shall execute and deliver to the Purchaser all such documents as shall be necessary to effectively transfer the Assets to the Purchaser, free and clear of all pledges, liens, charges, security interests, leases, title retention agreements, mortgages, options, adverse claims or encumbrances of any kind or character whatsoever (an “Encumbrance”), or any contract to create any of the foregoing, unless such Encumbrance is permitted by the Purchaser.

1.8

The Purchaser hereby agrees that it is purchasing the Assets in their AS IS, WHERE IS condition and acknowledges that it has previously been given the opportunity to and has conducted such investigations and inspections of the Assets as it has deemed necessary or appropriate for the purposes of this Agreement.

1.9

EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THE VENDOR DOES NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS, STATEMENTS, WARRANTIES, OR CONDITIONS OF ANY KIND OR NATURE WHATSOEVER CONCERNING THE ASSETS, INCLUDING (WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) ANY WARRANTIES REGARDING THE CONDITION, QUANTITY AND/OR QUALITY OF ANY OR ALL OF THE ASSETS AND ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED.

1.10

Notwithstanding any other provision of this Agreement, the Vendor will retain the exclusive use and possession of the Assets until such time as it has notified the Purchaser in writing that it no longer requires such use of the Assets (the “Notice”).

1.11

During the time that the Vendor retains the exclusive use and possession of the Assets pursuant to Section 1.10 after the Closing Date, the Vendor will continue to use the Assets in the same manner as before the Closing Date and the Vendor may use the Assets for ongoing testing and development of its GreensteamTM process and technology.

1.12

The Vendor will be deemed to have delivered the Notice effective on June 30, 2012, if it has not delivered the Notice to the Purchaser by June 30, 2012 and has not exercised its Buy-Back Option pursuant to Section 2.1.

1.13

Upon the Vendor delivering the Notice, the Purchaser shall assume the Vendor’s obligations under Section 3.3.9 of the Program Agreement dated March 31, 2008 between Aera Energy LLC and Global Greensteam LLC (the “Program Agreement”) which is attached hereto as Schedule “B”. Without limiting the generality of the foregoing, upon the Vendor delivering the Notice to the Purchaser, the Purchaser shall remove the Assets from the Site (such term is defined in Schedule “A”). The Purchaser agrees to indemnify and hold harmless the Vendor from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between Area Energy LLC and the Vendor) for any claim relating to Section 3.3.9 of the Program Agreement or the Purchaser’s obligations under this section of the Agreement.

2.	Buy-back of the Assets

2.1	At any time on or before December 31, 2011, the Vendor shall have the option to repurchase the Assets from the Purchaser (the “Buy-Back Option”) for the sum of $400,000.

2.2

The Vendor shall exercise the Buy-Back Option by delivering a written notice (the “Buy- Back Notice”) to the Purchaser on or before December 31, 2011 stating that the Vendor wishes to exercise the Buy-Back Option and a date for the closing of the Buy-Back Option with such date to be not more than fifteen (15) business days from the date the Vendor delivered the Buy-Back Notice.

3.	License

3.1

Upon the Vendor delivering the Notice to the Purchaser, the Vendor shall grant to the Purchaser a non-exclusive license (the “License”) to use the Vendor’s technology relating to its Greensteam process with, and only with, the Assets.

3.2	The License is not transferable without the written consent of the Vendor.

3.3

Upon the granting of the License, the Vendor and the Purchaser shall enter into a license agreement (the “License Agreement”), which License Agreement will, upon execution, replace and supersede this Agreement as it relates to the License. The Vendor and the Purchaser acknowledge that the License Agreement will contain the covenants and conditions set out herein and such other additional representations, warranties and terms that are normally included in transactions similar to those contemplated by the License.

4.	Representations and Warranties

4.1	The Vendor represents and warrants to the Purchaser that:

(a)

the Parent is a company duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power and authority to enter into and perform its obligations under this Agreement;

(b)

the Subsidiary is a company duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to enter into and perform its obligations under this Agreement;

(c)	the Vendor owns, possesses and has good marketable title to the Assets free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances and other claims;

(d)

the execution and delivery by the Vendor of this Agreement and the performance by the Vendor of its obligations hereunder, has been duly authorized by all necessary action on the part of the Vendor and no further authorization is or was necessary therefore, and does not and will not conflict with or result in a breach of its organizational documents, any law applicable to or binding on the Vendor, or any contractual restriction binding on or affecting the Vendor; and

(e)

this Agreement has been duly executed and delivered by the Vendor, and this Agreement constitutes legal, valid and binding obligations of the Vendor enforceable against it in accordance with its terms, subject only to:

	(i)	any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and

	(ii)	general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.2	The Purchaser warrants and represents to the Vendor that the Purchaser has the authority to enter into this Agreement and to purchase the Assets in the manner contemplated by this Agreement.

5.	Arbitration

5.1

If any controversy, dispute, claim, question or difference arises with respect to this Agreement or its performance, enforcement, breach, termination or validity, the matter will be settled or resolved according to the arbitration provisions set forth in this Section 5.

(a)          An arbitration will be commenced by a party giving a written notice to the other party containing a statement of the issue in dispute, a description of the claim being made and a statement that a dispute is being submitted to arbitration. The arbitration will be held in San Diego County, California pursuant to the JAMS Streamlined Arbitration Rules & Procedures in effect on the Closing Date, before a single arbitrator. The parties will appoint the arbitrator by agreement within fifteen (15) business days after the notice commencing the arbitration, failing which the arbitrator will be appointed by JAMS upon application by either Party. Each Party, unless materially prejudiced thereby, shall endeavor in good faith to tender its respective claim(s) or dispute(s), and evidence, to the arbitrator for decision as expeditiously as reasonably feasible, and by means of written submissions and evidence (including where appropriate declarations under penalty of perjury in compliance with applicable California law) and waiver of hearing pursuant to JAMS Rule 18. The arbitrator’s decision and award will be final and binding and may be entered in any court having jurisdiction over the enforcement of such award. The arbitrator will not have the power to award any punitive damages. In order to prevent irreparable harm, the arbitrator may grant temporary or permanent injunctive or other equitable relief in accordance with the rules of equity; and

(b) each Party shall bear its own attorneys' fees and costs in connection with the arbitration.

6.	Miscellaneous

6.1	The Purchaser acknowledges that:

(a)	this Agreement was prepared by Clark Wilson LLP for the Vendor;

(b)	Clark Wilson LLP received instructions from the Vendor and does not represent the Purchaser;

(c)	the Purchaser has been requested to obtain his own independent legal advice on this Agreement prior to signing this Agreement;

(d)	the Purchaser has been given adequate time to obtain independent legal advice;

(e)	by signing this Agreement, the Purchaser confirms that he fully understands this Agreement; and

(f)	by signing this Agreement without first obtaining independent legal advice, the Purchaser waives his right to obtain independent legal advice.

6.2	The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

6.3	Words imparting the singular number include the plural and vice-versa and words imparting gender include the masculine, feminine and gender neutral as the context requires.

6.4

If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

6.5

Any additional covenants, conditions, or agreements set forth in writing and attached hereto whether at the commencement of the said term or at any subsequent time and signed by the parties hereto will be read and construed together with and will form part of this Agreement.

6.6

The Parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.7	Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

6.8

No amendment or waiver of any provision of this Agreement, nor any consent to any departure by the parties therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.9

Except as otherwise expressly provided herein, all notices, requests, demands, directions and communications by one party to the other shall be sent by facsimile or similar means or recorded communication or hand delivery, and shall be effective when hand delivered or, in the case of facsimile or similar means of recorded communication, when received.

6.10

No failure on the part of the Vendor or the Purchaser to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

6.11

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California and shall be treated in all respects as a California contract. The parties hereby submit to the exclusive jurisdiction of the courts of competent jurisdiction of the State of California in any proceedings hereunder.

6.12

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns, and neither party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other, which consent may not be arbitrarily withheld.

6.13	Time shall be of the essence hereof.

6.14

This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first above written.

GLOBAL GREEN SOLUTIONS INC.

Per:	“Craig A. Harting”
Authorized Signatory

GLOBAL GREENSTEAM LLC.

Per:	“Craig A. Harting”
Authorized Signatory

WITNESSED BY:	)
)
“Garry L. Corey”	)	“Shawn Barker”
)
Signature	)	SHAWN BARKER
)
)
Name	)
)
)
Address	)
)
)
Occupation

SCHEDULE “A”
DESCRIPTION OF ASSETS

All capitalized terms used in this Schedule “A” shall have the meaning ascribed to them in the Asset Purchase Agreement dated June 27, 2011 among Shawn Barker, Global Green Solutions Inc., and Global Greensteam LLC.

The Assets consist of the Vendor’s GreensteamTM demonstration system located within a fenced project site on Aera Energy LLC’s Belridge oilfield near Bakersfield, California, and having the following US postal address:

20576 7th Standard Road
McKittrick, California 93251
(the “Site”)

Specifically, the Assets are comprised of all mechanical and electrical equipment purchased by the Subsidiary and located within the fenced site at the Site, but does not include the following:

  equipment and facilities leased or rented from other parties by the Vendor;

  equipment loaned to the Vendor by Aera Energy LLC; and

  all equipment and engineering and administrative computer systems (not including control computer systems) located in the project site office.

SCHEDULE “B”
PROGRAM AGREEMENT

Incorporated herein by reference to Exhibit Number 10.47 included with our report on Form 10-Q filed with the SEC on April 11, 2008.

SCHEDULE “C”

ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in that certain Asset and Share Purchase Agreement dated June 21, 2011 between the Purchaser, the Parent, and the Subsidiary (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the meaning, unless the context clearly requires otherwise. In connection with the issuance of the Shares to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants, as an integral part of the Agreement, that:

1.

the Purchaser satisfies one or more of the categories of “Accredited Investor”, as defined by Regulation D promulgated under the Securities Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

__________	Category 1

A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000 excluding the value of the primary residence of such person(s) and the related amount of indebtedness secured by the primary residence up to its fair market value.

__________	Category 2

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

2.

the Purchaser satisfies one or more of the categories of “accredited investor” (as that term is defined in National Instrument 45-106) indicated below (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

__________	Category 1	An individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

__________	Category 2

An individual whose net income before taxes exceeded $200 000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

__________	Category 3	An individual who, either alone or with a spouse, has net assets of at least $5,000,000.

3.

none of the Shares have been or will be registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S of the Securities Act of 1933 Act (the “1933 Act”), except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable state and foreign securities laws;

4.

the undersigned understands and agrees that offers and sales of any of the Shares shall be made only in compliance with the registration provisions of the Securities Act of 1933 or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

5.

the undersigned understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable state and provincial securities laws;

6.

the undersigned is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

7.	the Vendor has not undertaken, and will have no obligation, to register any of the Shares under the Securities Act;

8.

the Vendor is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate, and the undersigned will hold harmless the Vendor from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

9.

the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and, with respect to applicable resale restrictions, is solely responsible (and the Vendor is not in any way responsible) for compliance with applicable resale restrictions;

10.

the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Vendor in connection with the acquisition of the Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by the Vendor without unreasonable effort or expense;

11.

the books and records of the Vendor were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

12.

the undersigned (i) is able to fend for itself in connection with the acquisition of the Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

13.

the undersigned is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

14.	no person has made to the undersigned any written or oral representations:

	(a)	that any person will resell or repurchase any of the Shares;

	(b)	that any person will refund the purchase price of any of the Shares;

	(c)	as to the future price or value of any of the Shares; or

(d)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares on any stock exchange or automated dealer quotation system;

15.

the undersigned is acquiring the Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares;

16.	neither the Securities and Exchange Commission or other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

17.

the Vendor shall refuse to register any transfer of Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act;

18.	the Shares issued to the undersigned will bear the following legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

19.	the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate;

20.	the undersigned is the beneficial owner of their respective Shares free and clear of all liens, charges and encumbrances of any kind whatsoever;

21.

no Person has or will have any agreement or option or any right capable at any time of becoming an agreement to purchase or otherwise acquire the Shares held by the undersigned or require the undersigned to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of their Shares other than under the Agreement;

22.

the undersigned waives all claims and actions connected with the issuance of or rights attached to the Shares held by the undersigned, including without limitation, the benefit of any representations, warranties and covenants in favour of the undersigned contained in any share purchase or subscription agreement(s) for such Shares; and any registration, liquidation, or any other rights by and between or among the undersigned and any other Person;

23.

pursuant to BCI 51-509 Issuers Quoted in the U.S. Over-the Counter Markets (“BCI 51- 509”), a subsequent trade in any of the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of Applicable Securities Laws in Canada (including the Securities Act (British Columbia) (the “BC Act”) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “BC Legend”) specified in BCI 51-509;

24.

the undersigned is not a resident of British Columbia and undertakes not to trade or resell any of the Shares in or from British Columbia unless the trade or resale is made in accordance with BCI 51-509. The undersigned understands that others will rely upon the truth and accuracy of the representations and warranties contained in this Certificate and agrees that if such representations and warranties are no longer accurate or have been breached, the undersigned shall immediately notify the Vendor;

25.

by executing and delivering the Agreement and as a consequence of the representations and warranties made by the undersigned contained in this Certificate, the undersigned will have directed the Vendor not to include the BC Legend on any certificates representing any of the Shares to be issued to the undersigned. As a consequence, the undersigned will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the BC Act; and

26.

if the undersigned wishes to trade or resell any of the Shares in or from British Columbia, the undersigned agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Shares to the Vendor’s transfer agent or the Vendor, as applicable, to have the BC Legend imprinted on such certificate or to instruct the Vendor’s transfer agent to include the BC Legend on any ownership statement issued under a direct registration system or other book entry system.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Date: _________________________________________, 2011
Signature

Print Name

Title (if applicable)

Address